SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): April 24, 2003
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
 -----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)



================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release, dated April 24, 2003, of American Express
                  Company announcing its financial results for the first quarter of 2003.

             99.2 Additional financial information relating to the financial results of American Express Company for the first quarter of 2003.

             99.3 2003 First Quarter Earnings Supplement of American
                  Express Company.

ITEM 9.   REGULATION FD DISCLOSURE; AND
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 24, 2003, American Express Company issued a press release announcing its financial results for the first quarter of 2003. A copy of such press release is filed as Exhibit 99.1 to this report and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2003 first quarter financial results and a 2003 First Quarter Earnings Supplement. Such additional financial information and the 2003 First Quarter Earnings Supplement are being furnished as Exhibits 99.2 and 99.3, respectively, to this report and each are hereby incorporated by reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)






                                        By     /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   April 24, 2003

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
99.1 Press Release, dated April 24, 2003, of American Express Company announcing its financial results for the first quarter of 2003.

99.2 Additional financial information relating to the financial results of American Express Company for the first quarter of 2003.

99.3   2003 First Quarter Earnings Supplement of American Express Company.